EXHIBIT 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR13
Mortgage Loans
Preliminary Collateral Information As of November 1, 2004

TOTAL CURRENT BALANCE:	1,297,874,563
TOTAL ORIGINAL BALANCE:	1,304,842,766

NUMBER OF LOANS:	2,545

			Minimum		Maximum
AVG CURRENT BALANCE:	$509,970.36		$26,625.18		$1,500,000.00
AVG ORIGINAL AMOUNT:	$512,708.36		$333,750.00		$1,500,000.00

WAVG GROSS COUPON:	3.945%		3.945%		3.945%
WAVG GROSS MARGIN:	2.350%		2.350%		2.350%
WAVG MAX INT RATE:	9.950%		9.950%		9.950%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	71.59%		19.23%		117.65%

WAVG FICO SCORE:	733		620		840

WAVG ORIGINAL TERM:	360	months	180	months	360	months
WAVG REMAINING TERM:	358	months	179	months	359	months
WAVG SEASONING:	2	months	1	months	6	months

WAVG NEXT RATE RESET:	1	months	1	months	1	months
WAVG RATE ADJ FREQ:	1	months	1	months	1	months
WAVG FIRST RATE ADJ FREQ:	1	months	1	months	2	months

WAVG PREPAY TERM:	12	months	0	months	36	months

TOP STATE CONC ($):	72.51 % California, 4.22 % Florida, 3.25 % New York
MAXIMUM ZIP CODE CONC ($):	0.74% 94526

FIRST PAY DATE:			Jun 01, 2004	Nov 01, 2004
RATE CHG DATE:			Dec 01, 2004	Dec 01, 2004
MATURE DATE:			Oct 01, 2019		Oct 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
26,625 - 100,000	2	84,788.50	0.01
100,001 - 200,000	2	335,935.59	0.03
200,001 - 300,000	8	2,153,133.87	0.17
300,001 - 400,000	693	253,443,435.70	19.53
400,001 - 500,000	799	359,968,046.92	27.74
500,001 - 600,000	505	276,659,111.81	21.32
600,001 - 700,000	327	211,908,872.33	16.33
700,001 - 800,000	110	81,000,275.71	6.24
800,001 - 900,000	17	14,618,337.09	1.13
900,001 - 1,000,000	29	28,211,593.81	2.17
1,000,001 - 1,100,000	7	7,577,119.24	0.58
1,100,001 - 1,200,000	10	11,545,842.24	0.89
1,200,001 - 1,300,000	11	13,879,524.97	1.07
1,300,001 - 1,400,000	5	6,864,372.99	0.53
1,400,001 - 1,500,000	20	29,624,171.97	2.28
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.94500 - 3.94500	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.350 - 2.350	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.950 - 9.950	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
110	82	43,630,479.74	3.36
125	2,463	1,254,244,083.00	96.64
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
180	1	411,000.00	0.03
360	2,544	1,297,463,562.74	99.97
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
179 - 180	1	411,000.00	0.03
349 - 359	2,544	1,297,463,562.74	99.97
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 - 6	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 1	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,543	1,297,022,545.59	99.93
2	2	852,017.15	0.07
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
12/01/04	2,545	1,297,874,562.74	100.00
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
19.23 - 20.00	1	500,000.00	0.04
20.01 - 25.00	4	2,185,598.36	0.17
25.01 - 30.00	6	2,516,494.37	0.19
30.01 - 35.00	16	8,816,815.95	0.68
35.01 - 40.00	24	14,516,547.48	1.12
40.01 - 45.00	30	20,258,893.23	1.56
45.01 - 50.00	68	41,631,987.37	3.21
50.01 - 55.00	73	43,397,702.71	3.34
55.01 - 60.00	114	67,177,279.34	5.18
60.01 - 65.00	199	121,911,510.58	9.39
65.01 - 70.00	206	103,706,889.35	7.99
70.01 - 75.00	463	228,905,935.86	17.64
75.01 - 80.00	1,326	636,434,132.18	49.04
80.01 - 85.00	3	1,204,523.60	0.09
85.01 - 90.00	10	4,064,182.78	0.31
95.01 - 100.00	1	246,069.58	0.02
115.01 - 117.65	1	400,000.00	0.03
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
620 - 620	4	2,263,294.49	0.17
621 - 640	42	19,769,355.93	1.52
641 - 660	72	35,318,815.00	2.72
661 - 680	127	61,096,689.49	4.71
681 - 700	390	206,838,100.94	15.94
701 - 720	304	156,366,882.68	12.05
721 - 740	394	201,589,405.54	15.53
741 - 760	405	209,634,881.23	16.15
761 - 780	475	241,710,591.20	18.62
781 - 800	292	144,444,190.65	11.13
801 - 820	38	17,967,355.59	1.38
821 - 840	2	875,000.00	0.07
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Reduced Documentation	1,636	849,089,212.49	65.42
Full Documentation	909	448,785,350.25	34.58
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	2,402	1,224,081,502.80	94.31
Second Home	143	73,793,059.94	5.69
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	2,175	1,118,924,779.94	86.21
Condominium	331	156,543,225.75	12.06
Two-Four Family	36	20,925,174.82	1.61
Townhouse	1	634,439.80	0.05
Mfg Home	1	436,000.00	0.03
Co-op	1	410,942.43	0.03
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	1,492	748,156,006.70	57.64
Cash Out Refinance	840	438,403,790.81	33.78
Rate/Term Refinance	212	110,814,765.23	8.54
Refi - Prop Improvement	1	500,000.00	0.04
Total	2,545	1,297,874,562.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	30	13,181,976.53	1.02
California	1,841	941,058,465.61	72.51
Colorado	37	17,640,616.20	1.36
Connecticut	23	13,277,508.46	1.02
Delaware	2	839,322.82	0.06
District of Columbia	7	4,529,033.23	0.35
Florida	107	54,814,989.65	4.22
Georgia	6	3,753,158.84	0.29
Idaho	1	422,691.41	0.03
Illinois	48	23,364,879.13	1.80
Kentucky	1	350,000.00	0.03
Maryland	26	13,292,967.30	1.02
Massachusetts	52	27,508,427.65	2.12
Michigan	9	5,302,596.01	0.41
Minnesota	7	3,136,852.50	0.24
Nevada	29	15,210,121.10	1.17
New Hampshire	1	717,984.82	0.06
New Jersey	65	29,421,248.11	2.27
New York	79	42,206,132.04	3.25
North Carolina	5	2,673,742.99	0.21
Oregon	21	9,656,343.87	0.74
Pennsylvania	10	5,643,041.49	0.43
Rhode Island	5	2,866,968.75	0.22
South Carolina	5	2,705,604.40	0.21
Texas	13	6,961,059.54	0.54
Utah	1	374,140.94	0.03
Virginia	44	21,091,024.56	1.63
Washington	66	34,194,585.67	2.63
Wisconsin	4	1,679,079.12	0.13
Total	2,545	1,297,874,562.74	100.00